EXHIBIT 10(t)

IBM CUSTOMER AGREEMENT


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Thank you for doing  business with us. We strive to provide you with the highest quality Products and Services. If, at any time, you have any questions or problems, or are not completely satisfied, please let us know. Our goal is to do our best for you.

This  IBM  Customer   Agreement   (called  the   "Agreement")   covers  business
transactions you may do with us to purchase Machines, License Programs, and acquire Services.

This Agreement and its applicable Attachments and Transaction Documents are the complete agreement regarding these transactions, and replace any prior oral or written communications between us.

By signing below for our respective Enterprises, each of us agrees to the terms of this Agreement. Once signed. 1) any reproduction of this Agreement, an Attachment, or Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products and Services you order under this Agreement are subject to it.


Agreed to: (Enterprise name)                 Agreed to:
National Transaction Network, Inc.           International Business Machines Corporation


By    Paul Siegenthaler                      By   T. Webb
  ------------------------------------          --------------------------------------
      Authorized Signature                        Authorized Signature

Name (type or print): Paul Siegenthaler      Name (type of print): T. Webb

Date: 22 May 1996                            Date: 6/03/96


Enterprise number:                           Agreement number: 1013129


Enterprise Address:
National Transaction Network, Inc.           IBM Office address
9 Kane Industrial Drive                      4111 Northside Parkway
Hudson, MA  017[ILLEGIBLE]                   Atlanta, GA   [ILLEGIBLE]


[AFTER SIGNING, PLEASE RETURN A COPY OF THIS AGREEMENT TO THE LOCAL "IBM OFFICE ADDRESS" SHOWN ABOVE]




IBM CUSTOMER AGREEMENT
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Section   Title                       Page       Section   T1tle                         Page

PART 1 - GENERAL                        3       PART 4 -  PROGRAMS                        13

1.1  Definitions                        3        4.1 License                              13
1.2  Agreement Structure                4        4.2 License Details                      13
1.3  Delivery                           4        4.3 Program Features Not Used on
1.4  Prices and Payment                 5            the Designated Machine               13

1.5  Types of Service for Machines      5        4.4 Additional License Copies            14
1.6  Patents and Copyrights             6        4.5 Program Testing                      14
1.7  Limitation of Liability            7        4.6 Packaged Programs                    14
1.8  Mutual Responsibilities            7        4.7 Program Protection                   14
1.9  Your Other Responsibilities        7        4.8 Program Services                     14
1.10 IBM Business Partners              8        4.9 License Termination                  15

1.11 Changes to the Agreement Terms     8
1.12 Agreement Termination              8       PART 5 -  SERVICES                        16
1.13 Geographic Scope                   8
1.14 Governing Law                      8        5.1 Maintenance Services                 16
                                                 5.2 Continuing Support Services          17
PART 2 - WARRANTIES                     9        5.3 Project Support Services             17
                                                 5.4 The Statement of Work                18
2.1 The IBM Warranties                  9        5.5 Materials pwnership and License      18
2.2 Extent of Warranty                  10
2.3 Items Not Covered by Warranty       10

PART 3 - MACHINES                       11

3.1 Title and Risk of Loss              11
3.2 Production Status                   11
3.3 Installation                        11
3.4 Licensed Internal Code              11


IBM CUSTOMER AGREEMENT
PART 1 - GENERAL
--------------------------------------------------------------------------------
1.1 DEFINITIONS

CUSTOMER-SET-UP MACHINE is an IBM Machine that you install according to our instructions.

DATE OF INSTALLATION is the following:

1. for an IBM Machine--

     a. the business day after the day we install it or, if you defer installation, make it available to you for installation, or

     b. the second business day after the end of a Customer-set-up Machine's standard transit allowance period;

2. for a non-IBM Machine, the second business day after its arrival; and

3. for a Program, the latest of--

     a. the day after its testing period ends,

     b. 10 days after we ship it, or

     c. the day, specified in a Transaction Document on which we authorize you to make an Additional License Copy or a copy of a Program feature.

DESIGNATED MACHINE is the machine, that we require you to identify to us by type/model and serial number, on which you intend to use a Program for processing. When we specify that you do not have to provide this identification to us, the term "Designated Machine" means the single machine on which you may use the Program at any one time.

ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. The term "Enterprise" applies only to the portion of the enterprise located in the United States or Puerto Rico.

MACHINE is a machine, its features, conversions, upgrades, elements, or accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we may provide to you.

MATERIALS are literary works or other works of authorship (such as programs, program listings, programming tools, documentation, reports, drawings and similar works) that we may deliver to you. The term "Materials" does not include Programs or Licensed Internal Code.

PRODUCT is a Machine or a Program.

PROGRAM is the following, including features and any whole or partial copies:

1. machine-readable instructions;

2. a collection of machine-readable data, such as a data base; and

3. related licensed materials, including documentation and listings, in any form.

The term "Program" includes an IBM Program and any non-IBM Program that we may provide to you. The term does not include Licensed Internal Code or Materials.

SERVICE is performance of a task, provision of advice and counsel, assistance, or use of a resource (such as access to an information data base) we make available to you.

SPECIFICATIONS is a document that provides information specific to a Product. For a Machine, we call the document "Official Published Specifications." For a Program, we call it "Licensed Program Specifications," or "License Information."

SPECIFIED OPERATING ENVIRONMENT is the Machines and Programs with which a Program is designed to operate, as described in the Program's Specifications.

1.2 AGREEMENT STRUCTURE

ATTACHMENTS

Some Products and Services have terms in addition to those we specify in this Agreement. We provide the additional terms in documents called "Attachments," which are also part of this Agreement. We make the Attachments available to you for signature.

TRANSACTION DOCUMENTS

For each business transaction, we will provide you with the appropriate "Transaction Documents" that confirm the specific details of the transaction. Some Transaction Documents require signature, and others do not. The following are examples of Transaction Documents that must be signed by both of us with examples of the information they may contain:

1. addenda (contract-period duration, start date, and total quantity), and

2. statements of work (scope of Services, responsibilities, deliverables, Completion Criteria, estimated schedule, and charges).

The following are examples of administrative, unsigned Transaction Documents with examples of the information they may contain:

1. exhibits (eligible Products by category);

2. invoices (item, quantity, price, and amount payable); and

3. supplements (Machine quantity and type ordered, price, estimated shipment date, and warranty period). Certain supplements may require signature if requested by either of us.

CONFLICTING TERMS

If there is a conflict among the terms in the various documents, those of an Attachment prevail over those of this Agreement. The terms of a Transaction Document prevail over those of both of these documents.

OUR ACCEPTANCE OF YOUR ORDER

A Product or Service becomes subject to this Agreement when we accept your order. We accept your order by doing any of the following:

1. sending you a Transaction Document;

2  shipping the Product; or

3. providing the Service.

YOUR ACCEPTANCE OF ADDITIONAL TERMS

You accept the additional terms in an Attachment or Transaction Document by doing any of the following:

1. signing the Attachment or Transaction Document;

2. using the Product or Service, or allowing others to do so; or

3. making any payment for the Product or Service.


1.3 DELIVERY

We will try to meet your delivery requirements for Products and Services you order, and will inform you of their status. Transportation charges, if applicable, will be specified in a Transaction Document.

1.4 PRICES AND PAYMENT

The amount payable for a Product or Service will be based on one or more of the following types of charges:

1. one-time (for example,  the price of a Machine);

2. recurring (for example, a periodic charge for Maintenance Services);

3. time and materials (for example, charges for Hourly Services); or

4. fixed price (for example, a specific amount agreed to between us for Project Support Services).

Depending on the particular Product, Service, or circumstance, additional charges may apply. We will inform you in advance whenever additional charges apply.

For a Product with a one-time charge, payment is due on its Date of Installation. Recurring charges for a Product begin on its Date of Installation. Payment for Services is due as we specify, either in advance, as the work progresses, or after the work is completed. You agree to pay amounts due for Products and Services, including any late payment fees, as we specify in the invoice.

If any authority imposes a duty, tax, levy, or fee, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount as specified in the invoice or supply exemption documentation. You are responsible for personal property taxes for each Product from the date we ship it to you.

One-time and recurring charges may be based on measurements of actual or authorized use (for example, number of users or processor size for Programs and meter readings for Maintenance Services). You agree to promptly notify us and pay any applicable charges if you change the basis of measurement for usage based charges. Recurring charges will be adjusted accordingly. We do not give credits or refunds for charges already due or paid. In the event that we change the basis of measurement, the charges will be subject to our price change terms.

We may increase recurring-charges for Products and Services (including hourly rates and minimums) by giving you three months' written notice. An increase applies on the first day of the applicable invoice period on or after the effective date we specify in the notice.

We may increase one-time charges without notice. However, an increase to one-time charges does not apply to you if 1) we receive your order before the announcement date of the increase and 2) one of the following occurs within three months after our receipt of your order:

1. we ship you the Product;

2. with our authorization, you make an Additional License Copy of a Program or a copy of a Distributed Feature; or

3. a Program's group-upgrade charge becomes due.

You receive the benefit of a decrease in charges for amounts which become due on or after the effective date of the decrease.

1.5 TYPES OF SERVICE FOR MACHINES

We provide certain types of repair and exchange service either at your location or at our service center to keep Machines in, or restore them to, good working order.

Under carry-in service, you may deliver the failing Machine or ship it suitably packaged (prepaid, unless we specify otherwise) to a location we designate. After we have repaired or exchanged the Machine, we will return it to you at our expense unless we specify otherwise.

Under on-site service, we may repair the failing Machine at your site or exchange it, at our discretion, depending on the nature of the failure.

When a type of service involves the exchange of a Machine or part, the item we replace becomes our property and the replacement becomes yours. You represent that all removed items are genuine and unaltered. The replacement may not be new, but will be in good working order and at least functionally equivalent to the item replaced. The replacement assumes the warranty and Maintenance Service status of the replaced item. Before we exchange a Machine or part, you agree to remove all features, parts, options, alterations, and attachments not under our service. You also agree to ensure that the item is free of any legal obligations or restrictions that prevent its exchange.

You agree to:

1. obtain authorization from the owner to have us service a Machine that you do not own; and

2. where applicable, before we provide service--

     a. follow the problem determination, problem analysis, and service-request procedures that we provide,

     b. secure all programs, data, and funds contained in a Machine, and

     c. inform us of changes in a Machine's location.

1.6 PATENTS AND COPYRIGHTS

For purposes of this Section, the term "Product" includes Materials (alone or in combination with Products we provide to you as a system) and Licensed Internal Code.

If a third party claims that a Product we provide to you infringes that party's patent or copyright, we will defend you against that claim at our expense and pay all costs, damages, and attorney's fees that a court finally awards, provided that you:

     1. promptly notify us in writing of the claim; and

     2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

If such a claim is made or appears likely to be made, you agree to permit us to enable you to continue to use the Product, or to modify it, or replace it with one that is at least functionally equivalent. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit equal to your net book value for the Product, provided you have followed generally-accepted accounting principles.

This is our entire obligation to you regarding any claim of infringement.

CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

We have no obligation regarding any claim based on any of the following:

1.  anything you provide which is incorporated into a Product;

2. your modification of a Product, or a Program's use in other than its Specified Operating Environment;

3. the combination, operation, or use of a Product with other Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

1.7 LIMITATION OF LIABILITY

Circumstances may arise where, because of a default on our part or other liability, you are entitled to recover damages from us. In each such instance, regardless of the basis on which you are entitled to claim damages from us (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), we are liable only for:

1. payments  referred to in our patents and copyrights  terms described  above;

2. damages for bodily injury (including death) and damage to real property and tangible personal property; and

3. the amount of any other actual direct damages or loss, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim. For purposes of this item, the term "Product" includes Materials and Licensed Internal Code.

   This limit also applies to any of our subcontractors and Program developers. It is the maximum for which we and our subcontractors and Program developers are collectively responsible.

ITEMS FOR WHICH WE ARE NOT LIABLE

Under no circumstances are we, our subcontractors, or Program developers liable for any of the following:

1. third-party claims against you for losses or damages (other than those under the first two items listed above);

2. loss of, or damage to, your records or data; or

3. special, incidental or indirect damages or for any economic consequential damages (including lost profits or savings), even if we are informed of their possibility.



1.8 MUTUAL RESPONSIBILITIES

Both of us agree that under this Agreement:

1. neither of us grants the other the right to use its trademarks, trade names, or other designations in any promotion or publication;

2. all information exchanged is nonconfidential. If either of us requires the exchange of confidential information, it will be made under a signed confidentiality agreement;

3. each is free to enter into similar agreements with others;

4. each grants the other only the licenses and rights specified. No other licenses or rights (including licenses or rights under patents) are granted;

5. each may communicate with the other by electronic means and such communication is acceptable as a signed writing. An identification code (called a "USERID") contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity;

6. each will allow the other reasonable opportunity to comply before it claims that the other has not met its obligations;

7. neither of us will bring a legal action more than two years after the cause of action arose; and

8. neither of us is responsible for failure to fulfill any obligations due to causes beyond its control.

1.9 YOUR OTHER RESPONSIBLLITIES

You agree:

1. not to assign, or otherwise transfer, this Agreement or your rights under it, delegate your obligations, or resell any Service without prior written consent. Any attempt to do so is void;


                                  Paqe 7 of 19






2. to acquire Machines with the intent to use them within your Enterprise and not for reselling, leasing, or transferring to a third party, unless either of the following applies--

   a. you are arranging lease-back financing for the Machines, or

   b. you purchase them without any discount or allowance, and do not remarket them in competition with our authorized remarketers;

3. to allow us to install mandatory engineering changes (such as those required for safety) on IBM Machines. Any parts we remove become our property. You represent that you have the permission from the owner and any lien holders to transfer ownership and possession of removed parts to us;

4. that you are responsible for the results obtained from the use of the Products and Services; and

5. to provide us with sufficient, free, and safe access to your facilities for us to fulfill our obligations.

1.10 IBM BUSINESS PARTNERS

We have signed agreements with certain organizations (called "IBM Business Partners") to promote, market, and support certain Products and Services. When you order our Products or Services (marketed to you by IBM Business Partners) under this Agreement, we confirm that we are responsible for providing the Products or Services to you under the warranties and other terms of this Agreement. We are not responsible for 1) the actions of IBM Business Partners,
2) any additional obligations they have to you, or 3) any products or services that they supply to you under their agreements.

1.11 CHANGES TO THE AGREEMENT TERMS

In order to maintain flexibility in our Products and Services, we may change the terms of this Agreement by giving you three months' written notice. However, these changes are not retroactive. They apply, as of the effective date we specify in the notice, only to new orders (those we receive on or after the date of the notice) and to on-going transactions, such as licenses and Services.

Otherwise, for a change to be valid, both of us must sign it. Additional or different terms in any order or written communication from you are void.

1.12 AGREEMENT TERMINATION

You may terminate this Agreement on written notice to us following the expiration or termination of your obligations. Either of us may terminate this Agreement if the other does not comply with any of its terms, provided the one who is not complying is given written notice and reasonable time to comply.

Any terms of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled, and apply to respective successors and assignees.

1.13  GEOGRAPHIC SCOPE

All your rights, all our obligations, and all licenses (except for Licensed Internal Code and as specifically granted) are valid only in the United States and Puerto Rico.

1.14  GOVERNING  LAW

The laws of the State of New York govern this Agreement.

IBM CUSTOMER AGREEMENT

PART 2 - WARRANTIES
--------------------------------------------------------------------------------

2.1 THE IBM WARRANTIES

WARRANTY FOR IBM MACHINES

For each IBM Machine, we warrant that it:

 1. is free from defects in materials and workmanship; and

 2. conforms to its Specifications.

The warranty period for a Machine is a specified, fixed period commencing on its Date of Installation.

During the warranty period, we provide warranty service under the type of service we designate for the Machine or under the alternative service you select under Maintenance Services.

For us to provide warranty service for a feature, conversion, or upgrade, we require that the Machine on which it is installed be 1) for certain Machines, the designated, serial-numbered Machine and 2) at an engineering-change level compatible with the feature, conversion, or upgrade.

During the warranty period, we manage and install engineering changes that apply to the Machine.

If a Machine does not function as warranted during the warranty period, we will repair it or replace it with one that is at least functionally equivalent, without charge. If we are unable to do so, you may return it to us and we will refund your money.

WARRANTY FOR IBM PROGRAMS

For each warranted IBM Program, we warrant that when it is used in the Specified Operating Environment, it will conform to its Specifications.

The warranty period for a Program commences on its Date of Installation and expires when its Program Services are no longer available.

During the warranty period, we provide warranty service, without charge, for a Program through Program Services. Program Services are available for a warranted Program for at least one year following its general availability. Therefore, the duration of warranty service depends on when you obtain your license.

If a Program does not function as warranted during the first year after you obtain your license and we are unable to make it do so, you may return the Program to us and we will refund your money. To be eligible, you must have acquired the Program while Program Services (regardless of the remaining duration) were available for it.

WARRANTY FOR IBM SERVICES

For each IBM Service, we warrant that we perform it:

 1. in a workmanlike manner; and

 2. according to its current description (including any Completion Criteria) contained in this Agreement, an Attachment, or a Transaction Document.

WARRANTY FOR SYSTEMS

Where we provide Products to you as a system, we warrant that they are compatible and will operate with one another. This warranty is in addition to our other applicable warranties.

2.2 EXTENT OF WARRANTY

If a Machine is subject to federal or state consumer warranty laws, our statement of limited warranty included with the Machine applies in place of these Machine warranties.

The warranties may be voided by misuse, accident, modification, unsuitable physical or operating environment, operation in other than the Specified Operating Environment, improper maintenance by you, removal or alteration of Product or parts identification labels, or failure caused by a product for which we are not responsible.

THESE WARRANTIES REPLACE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

2.3  ITEMS NOT COVERED BY WARRANTY

We do not warrant uninterrupted or error-free operation of a Product or Service.

We will identify IBM Products that we do not warrant.

Unless we specify otherwise, we provide Materials, non-IBM Products, and non-IBM Services on an "AS IS" basis. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

IBM CUSTOMER AGREEMENT

PART 3 - MACHINES
--------------------------------------------------------------------------------

3.1 TITLE AND RISK OF LOSS

When we accept your order, we agree to sell you the Machine described in a Transaction Document. We transfer title to you or, if you choose, your lessor when we ship the Machine. However, we reserve a purchase money security interest in the Machine until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts which become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document to permit us to perfect our purchase money security interest.

We bear the risk of loss for the Machine through its Date of Installation. Thereafter, you assume the risk.

3.2  PRODUCTION  STATUS

Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the Machine may not be new and may have been previously installed. Regardless of the Machine's production status, our warranty terms apply.

3.3  INSTALLATION

For the Machine to function properly, it must be installed in a suitable physical environment. You agree to provide an environment meeting our specified requirements for the Machine.

We have standard installation procedures. We will successfully complete these procedures before we consider an IBM Machine (other than a Customer-set-up Machine) installed.

You are responsible for installing a Customer-set-up Machine we provide instructions to enable you to do so) and a non-IBM Machine.

MACHINE  FEATURES, CONVERSIONS,  AND  UPGRADES

We sell features, conversions, and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial-numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions, and upgrades and
2) transfer ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine and unaltered. A part that replaces a removed part will assume the warranty and Maintenance Service status of the replaced part.

You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

3.4 LICENSED  INTERNAL CODE

Certain Machines we specify (called "Specific Machines") use Licensed Internal Code (called "Code"). We own copyrights in Code. We own all copies of Code, including all copies made from them.

We will identify each Specific Machine in a Transaction Document. If you are the rightful possessor of a Specific Machine, we grant you a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time.

Under each license, we authorize you to do only the following:

1. execute the Code to enable the Specific Machine to function according to its Specifications;

2. make a backup or archival copy of the Code (unless we make one available for your use), provided you reproduce the copyright notice and any other legend of ownership on the copy. You may use the copy only to replace the original, when necessary; and

3. execute and display the Code as necessary to maintain the Specific Machine.

You agree to acquire any replacement for, or additional copy of, Code directly from us in accordance with our standard policies and practices. You also agree to use that Code under these terms.

You may transfer possession of the Code to another party only with the transfer of the Specific Machine. If you do so, you must 1) destroy all your copies of the Code that were not provided by us, 2) either give the other party all your IBM-provided copies of the Code or destroy them, and 3) notify the other party of these terms. We license the other party when it accepts these terms by initial use of the Code. These terms apply to all Code you acquire from any source.

Your license terminates when you no longer rightfully possess the Specific Machine.

ACTIONS YOU MAY NOT TAKE

You agree to use the Code only as authorized above. You may not do, for example, any of the following:

1. otherwise copy, display, transfer, adapt, modify, or distribute the Code (electronically or otherwise), except as we may authorize in the Specific Machine's Specifications or in writing to you;

2. reverse assemble, reverse compile, or otherwise translate the Code unless expressly permitted by applicable law without the possibility of contractual waiver;

3. sublicense  or assign the license  for the Code;  or

4. Lease the Code or any copy of it.

IBM CUSTOMER AGREEMENT

PART 4 - PROGRAMS
--------------------------------------------------------------------------------

4.1 LICENSE

When we accept your order, we grant you a non-exclusive license for the Program. Programs are copyrighted and licensed (not sold).

4.2 LICENSE DETAILS

   Under each license, we authorize you to:

   1. use the Program's machine-readable portion on only the Designated Machine or, if it is inoperable, a backup Machine. If the Designated Machine cannot assemble or compile the Program, you may assemble or compile it on another Machine.

      If a Program is stored on a network server solely for the purpose of being distributed to other Machines, it is not considered to be in use.

      Certain Programs IBM designates for home or travel use may be stored on the Designated Machine and another Machine, provided the Program is not in active use on both Machines at the same time.

      If you change the Designated Machine previously identified to us, you agree to notify us of the change and its date;

   2. make and store copies of a Program, managed by a License management tool, on Designated Machines under control of that tool, but your use may not exceed the total number of users or amount of resource authorized;

   3. do the following to support your authorized use as described above--

      a. make copies of the Program, provided you reproduce copyright notices and any other legends of ownership on each copy or partial copy, and

      b. merge the Program into another Program; and

   4. use any portion of the Program we 1) provide in source form, or 2) mark restricted (for example, "Restricted Materials of IBM") only to--

      a. resolve problems related to the use of the Program, and

      b. modify the Program so that it will work together with other products.

You agree to comply with any additional terms (such as usage restrictions) we may place on a Program. We identify these in the Program's Specifications or in a Transaction Document.


ACTIONS YOU MAY NOT TAKE

You agree not to do any of the following:

1. sublicense, assign, or transfer (unless we specify otherwise in the Program Specifications) the license for any Program;

2. distribute any Program to any third party; or

3. reverse assemble, reverse compile, or otherwise translate any Program.

4.3 PROGRAM FEATURES NOT USED ON THE DESIGNATED MACHINE

    Some Programs have features that are designed for use on Machines other than the Designated Machine on which the Program is used. You may make copies of a feature and its documentation in support of your authorized use of the Program. Persons using a Machine outside of your Enterprise may use the copy only to access the associated Program. You agree to pay us for each copy you make of any feature we refer to as a "Distributed Feature."

4.4 ADDITIONAL LICENSE COPIES

    You may order additional licenses for Programs. If you prefer, for each license we grant, rather than shipping you another copy of the Program, we will authorize you to make an additional copy (called an "Additional License Copy").

    For some Programs, you may make a copy under a Distributed System License Option (called a "DSLO" license). We charge less for a DSLO license than we do for the original license (called the "Basic" license). In return for the lesser charge, you agree to do the following while licensed under a DSLO:

    1. have a Basic license for the Program;

    2. provide problem documentation and receive Program Services (if any) only through the location of the Basic license; and

    3. distribute to, and install on, the DSLO's Designated Machine, any release, correction, or bypass that we provide for the Basic license.

4.5 PROGRAM TESTING

    We provide a testing period for certain Programs to help you evaluate if they meet your needs. If we offer a testing period, it will start 1) 10 days after we ship the Program or 2) on the day we authorize you to make an Additional License Copy. We will inform you of the duration of the Program's testing period.

    If you terminate your license during this period, we will credit you with any charges you may have paid for the Program.

    For the first order of each Distributed Feature, the testing period is the same as its associated Program.


    We do not provide a testing period for a Program under a DSLO license.

4.6 PACKAGED PROGRAMS

    We provide certain Programs together with their own license agreements. These Programs are licensed under the terms of the agreements provided with them.

4.7 PROGRAM PROTECTION

    For each Program, you agree to:

    1. ensure that anyone who uses it (accessed either locally or remotely) does so only for your authorized use and complies with our terms regarding Programs;

    2. maintain a record of all copies; and

    3. if it is a licensed data base containing information we provide to you, allow access to the information contained in it only to your employees, agents, or subcontractors, and only in support of their work for you.

4.8 PROGRAM SERVICES

    We provide Program Services for warranted Programs and for selected other Programs. If we can reproduce your reported problem in the Specified
    Operating Environment, we will issue defect correction information, a restriction, or a bypass. We provide Program Services for only the unmodified portion of a current release of a Program.

    We provide Program Services 1) on an on-going basis (with at least six months' written notice before we terminate services for a Program), 2) until the date we specify, or 3) for a period we specify.

4.9 LICENSE TERMINATION

    You may terminate the license for a Program on one month's written notice or at any time during the Program's testing period.

    Licenses for certain replacement Programs may be acquired for an upgrade charge. In this event, when you license these Programs, you agree to terminate the license of the replaced Program.

    We may terminate any license we grant you under the terms of this Part if you do not meet your obligations regarding Programs.

    You agree to destroy all copies of the Program after license termination. However, you may keep a copy in your archives.

IBM CUSTOMER AGREEMENT
PART 5 - SERVICES
--------------------------------------------------------------------------------

5.1 MAINTENANCE SERVICES

    We will restore the Machine to good working order or exchange it, based on the type of service you select from those available for the Machine. We may also perform preventive maintenance. We manage and install engineering changes that apply to IBM Machines. We provide Maintenance Services for selected non-IBM Machines.

    We will inform you of the date on which Maintenance Services begin. We may inspect the Machine within one month following that date. If the Machine is not in an acceptable condition for service, you may have us restore it for a charge. Alternatively, you may withdraw your request for Maintenance Services. However, you will be charged for any Maintenance Services which we have performed at your request.

    For a Machine under a usage plan, you agree to provide us with the meter reading as of the last working day of the period that the minimum maintenance charge covers.

    Maintenance Services do not cover accessories, supply items, and certain parts, such as batteries, frames, and covers. In addition, Maintenance Services do not cover service of a Machine damaged by misuse, accident, modification, unsuitable physical or operating environment, improper maintenance by you, removal or alteration of Machine or parts identification labels, or failure caused by a product for which we are not responsible. Unless otherwise agreed, Maintenance Services do not cover service of Machine alterations.

    ALTERNATIVE SERVICE DURING WARRANTY

    For certain Machines, you may choose alternative warranty service. We provide the alternative type of service for an additional charge. When the alternative service ends, we will continue Maintenance Services for the Machine under the same type of service you selected.

    MAINTENANCE SERVICES TERMINATION

    You may terminate Maintenance Services for a Machine on one month's written notice to us under any of the following circumstances:

    1. after it has been under Maintenance Services for at least six months;

    2. if you permanently remove it from productive use within your Enterprise;

    3. as of the effective date of an increase in Maintenance  Services charges;
       or

    4. if you terminate coverage for a Machine also covered by a Maintenance Service Option because we 1) remove a Machine type from eligibility or 2) increase total adjusted charges for Maintenance Services.

    We may terminate Maintenance Services for a Machine on three months' written notice, provided it has been under Maintenance Services for at least one year.

    Either of us may terminate service for any Machine if the other does not meet its obligations concerning Maintenance Services. On termination of service for a Machine, we will give you any applicable credit.

    MAINTENANCE SERVICE OPTIONS

    We provide Maintenance Service Options for certain Machines. We provide the terms specific to an Option in an Attachment or Statement of Work. We will inform you periodically of any changes. We will defer an unfavorable change (and all changes related to it) until the next anniversary of the start of your contract period, if you request it in writing before the effective date of the change.

5.2 CONTINUING SUPPORT SERVICES

    We provide Continuing Support Services on a contract-period basis to assist you in improving the availability of your systems. We provide the terms specific to a Service in an Attachment or Statement of Work. If we make a change to the terms that 1) affects your current contract period and 2) you consider unfavorable, on your request, we will defer it until the next anniversary of the start of the contract period.

    Each of us agrees to notify the other (before your current contract period expires) if they do not intend to renew.

    CONTINUING SUPPORT SERVICES TERMINATION

    You may terminate a Continuing Support Service by providing us one month's written notice upon fulfillment of any minimum commitments.

    The termination of Services with contract periods longer than one year results in adjustment charges In this case, you agree to pay the lesser of:

    1. the difference between the total charges you paid through the termination date and those you would have paid for the same period of time at the charge level of the next shorter contract period;

    2. the monthly charge multiplied by the applicable adjustment charge factor; or

    3. the total charges remaining to complete the contract period.

    When an increase results in a change to your total monthly charge for a Service of more than the adjustment charge we specify, you may terminate that Service on the effective date of the increase. Adjustment or termination charges do not apply in this case.

5.3 PROJECT SUPPORT SERVICES

    Following are examples of Project Support Services we make available to you:

    1. Consulting Services, such as reengineering business processes, linking business and technology strategies, improving manufacturing processes, and enhancing application development and information processing capabilities. We are responsible for managing the engagement;

    2. Custom Services, such as managing and performing project tasks to deliver Materials or acting as a prime contractor to deliver an integrated system that may consist of a combination of Products, Services, Materials, and other items. We are responsible for managing the project, unless specified otherwise in the Statement of Work; and

    3. Hourly Services, such as assisting on a technical task. You are responsible for managing the project and for any results achieved. The Statement of Work will specify the hourly rate and estimated number of hours. The estimate is not a fixed-price commitment. Charges = (actual hours x rate) + expenses.

       Hourly Services end when the first of the following occurs: 1) you advise us, in writing, that further Services are not required, 2) we provide the specified number of hours, or 3) the estimated end date expires. You may authorize, in writing, additional hours or extension of the end date.

       PROJECT SUPPORT SERVICES TERMINATION

       Either of us may terminate a project on written notice to the other if the other does not meet its obligations concerning the Statement of Work. Upon termination, we will stop our work in an orderly manner as soon as practical.

       You agree to pay us for all Services we provide and any Materials we deliver through the project's termination and any charges we incur in terminating subcontracts.

5.4 THE STATEMENT OF WORK

    A separate Statement of Work will be signed by both of us for each Services transaction not covered by another Transaction Document. When we accept your order, we agree to provide the Services described in the Statement of Work.

    The   Statement  of  Work   includes,   for  example:

    1. our respective responsibilities;

    2. the specific conditions (called the "Completion Criteria"), if any, that we are required to meet to fulfill our obligations;


    3. a contract period for Maintenance and Continuing Support Services and an estimated schedule for Project Support Services that we provide for planning purposes; and

    4. applicable  charges  (not  including  taxes)  and any other  terms.

    If a Statement of Work contains an estimated schedule, each of us agrees to make reasonable efforts to carry out our respective responsibilities according to that schedule. If the Statement of Work contains Completion Criteria, we will inform you when we meet each of them. You then have 10 days to inform us if you believe that we have not met those criteria. The project is complete when we meet the Completion Criteria.

    CHANGES TO STATEMENTS OF WORK

    When both of us agree to change a Statement of Work other than as permitted in the Maintenance Service Options and Continuing Support Services Sections of this Agreement, we will prepare a written description of the agreed change (called a "Change Authorization"), which both of us must sign. The terms of a Change Authorization prevail over those of the Statement of Work and any of its previous Change Authorizations.

    Any change in the Statement of Work may affect the charges, estimated schedule, or other terms. Depending on the extent and complexity of the requested changes, we may charge for our effort required to analyze it. When charges are necessary, we will give you a written estimate and begin the analysis only on your written authorization.

PERSONNEL

Each of us will:

1. designate a coordinator who will represent each of us,  respectively,  in all
   matters  concerning   Project  Support  Services  and  other  Services  where
   applicable; and

2. be responsible for the supervision, direction, and control of our respective personnel.

We will try to honor your requests regarding the assignment of our personnel to your project. However, we reserve the right to determine the assignment of our personnel.

We may subcontract a Service, or any part of it, we provide to you, to subcontractors selected by us.

5.5 MATERIALS  OWNERSHIP  AND  LICENSE

    We will specify Materials to be delivered to you. We will identify them as being "Type I Materials," "Type II Materials," or otherwise as we both agree. If not specified, Materials will be considered Type II Materials.

    Type I Materials are those, created during the Service performance period, in which you will have all right, title, and interest (including ownership of copyright). We will retain one copy of the Materials. You grant us 1) an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, distribute (internally and externally) copies of, and prepare derivative works based on Type I Materiais and 2) the right to authorize others to do any of the former.

    Type II Materials are those, created during the Service performance period or otherwise (such as those that preexist the Service), in which we or third parties have all right, title, and interest (including ownership of copyright). We will deliver one copy of the specified Materials to you. We grant you an irrevocable, nonexclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, and distribute, within your Enterprise only, copies of Type II Materials.

    Each of us agrees to reproduce the copyright notice and any other legend of ownership on any copies made under the Licenses granted in this Section.

IBM BUSINESS PARTNER AGREEMENT
INDUSTRY REMARKETER PROFILE

--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner.


This Profile covers the details of your authorization to market our products with your value-added enhancements to End Users. Like you, we are committed to providing the highest quality Products to the Customer. As our industry remarketer, please let us know if you have any questions or problems with our Products.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

   (a) this Profile;

   (b) Remarketer General Terms (2125- [ILLEGIBLE]); and

   (c) the applicable Attachments referred to in this Profile.

This Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products you order and Services you perform under this Agreement are subject to it.



Revised Profile (yes/no):   no          Date received by IBM:    5/31/96
                         ---------                             -----------

Agreed to: (IBM Business Partner name)  Agreed to:
NATIONAL TRANSACTION NETWORK            International Business Machines
                                        Corporation


By  Paul Siegauthaler                   By  T. Webb
  --------------------------------        -----------------------------------

Name (type or print): Paul Siegauthaler Name (type or print): T. Webb

Date: 22 May 1996                       Date: 6/03/96

IBM Business Partner address:           IBM Office address:
NATIONAL TRANSACTION NETWORK            4111 Northside Parkway
9 Kane Industrial Drive                 Atlanta, GA 30327
Hudson, MA 01743


[Industry Remarketers are required to sign this Profile, only if it is being revised. After signing, please return a copy to the "IBM Office address" shown above]




                           DETAILS OF OUR RELATIONSHIP

1. CONTRACT-PERIOD START DATE (MONTH/YEAR): __________ DURATION (MONTHS): 12
   The start date is always the first day of a month. The start date does not change with a revised Profile.

2. RELATIONSHIP  APPROVAL/ACCEPTANCE  OF  ADDITIONAL  TERMS:
   For each approved relationship, each of us agrees to the terms of the applicable Attachment by signing this Profile. Copies of those Attachments are included. Please make sure you have them (and the Remarketer General Terms) and notify us if any are missing.

                                             APPROVED
   AUTHORIZED RELATIONSHIP                   (YES/NO)                  ATTACHMENT

   1) Industry Remarketer                      yes               Z125-4805-09 07/95
   2) K-12 Education Remarketer                no                Z125-5177-02 02/95

THE FOLLOWING OFFERINGS HAVE ADDITIONAL
TERMS IN THE APPLICABLE ATTACHMENT:

   1) Electronic Data Interchange              no                Z125-5207-000 3/94
   2) Marketing Programs for Use
      on non-IBM Machines                      no                Z125-5241-00 07/94
   3) IBM RISC System/6000 - North American    no                Z125-5308-01 02/95
   4) IBM PC Server System/390                 no                Z125-5338-00 05/95


3. NAME AND ADDRESS OF YOUR AGGREGATOR, IF APPLICABLE:
   You may receive Dealer Exhibit Products through this Aggregator. By selecting this Aggregator, you agree that it (and not we) will provide the functions identified in the Remarketer General Terms as the Aggregator's responsibility.

   NONE SELECTED
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------

4. NAME AND ADDRESS OF YOUR K-12 EDUCATION SYSTEMS INTEGRATORS FOR K-12 EDUCATION PRODUCTS:
   If you are a K-12 Education Remarketer, you may acquire K-12 Education Products on the Dealer Exhibit from either the Primary or Secondary K-12 Education Systems Integrator named below. If a particular configuration involving K-12 Education Products also requires other Products on the Dealer Exhibit, you may acquire such other Products 1) from either of these Integrators provided such other Products are ordered in conjunction with the K-12 Education Products, or 2) separately through your Aggregator.

   By selecting these Integrators, you agree that they (and not we) will provide the functions identified in the Remarketer General Terms as an Aggregator's responsibility.

   PRIMARY K-12 EDUCATION SYSTEMS INTEGRATOR:
   NOT APPLICABLE
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------


   SECONDARY K-12 EDUCATION SYSTEMS INTEGRATOR:
   NOT APPLICABLE
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

5. APPROVED ONLY FOR DEVELOPMENT SYSTEM (YES/NO):    YES
                                                     ---

   You are approved to use the Products identified in this section, including their associated Programs and peripherals, for development purposes. This section is approval for development use and is not approval to market these Products. Section 7 is approval for both marketing and development.

DEVELOPMENT SYSTEM PRODUCTS:
        4690
---------------------------   -----------------------   ------------------------

6. PRODUCT APPROVAL
   The following Products are listed in the Dealer Exhibit, the Software Remarketer Exhibit, or the Industry Remarketer Exhibit, unless otherwise noted. The terms of an Exhibit apply to the Products listed in it. Approval to market the Products includes approval for you to acquire them for development purposes. Certain Products may not be available to you directly from IBM. Such Products may be sourced from an IBM Authorized Distributor.

                                                  APPROVED TO MARKET        APPROVED TO MARKET
                                                     TO END USERS              TO END USERS
                                                     AS AN IR-MR (1)          AS AN IR-PC (2)
   SYSTEM TYPES                                        (YES/NO)                  (YES/NO)
   1) IBM System/390                                    no                        N/A
   2) IBM RISC System/6000 (3)                          no                        N/A
   3) IBM Scalable POWERparallel                        no                        N/A
      Systems 9076 SP2 (4)
   4) IBM AS/400                                        no                        N/A
   5) IBM Networking Products                           no                        N/A

   SYSTEM UNITS
   1) IBM PC (5)                                        N/A                       no
   2) Item 1 above as workstations (6)(7)               yes                       N/A
   3) IBM PC Server (5)                                 N/A                       no
      except IBM PC Server System/390
   4) Item 3 above as workstations (6)(7)               yes                       N/A
   5) IBM PC ServerSystem/390                           N/A                       no
   6) ThinkPad (5)                                      N/A                       no
   7) Item 6 above as workstations (7)                  yes                       N/A
   8) IBM Retail POS Products                           no                        N/A
      Models 468x and 469x (except 4694)
   9) IBM 4694 Retail POS Products                      no                        N/A
   10)IBM 465x Restaurant POS Products                  no                        N/A
   11)K-12 Education System Units(8)                    N/A                       no

   PRODUCT CATEGORIES
   1) Graphics                                          no                        N/A
   2) Finance Products Category J1                      no                        N/A
   3) K-12 Education Programs (8)                       N/A                       no
   4) IBM Storage Products                              no
      Category S1 Products                              no                        N/A
      Category S2 Products (10)                         no                        N/A
      Category S3 Products (10)                         no                        N/A
      Category S4 Products                              no                        N/A

   5) IBM Entry System License Programs (11)            N/A                       no

   PRODUCTS AND OFFERINGS
 1)  Printers from the IBM Printing
     Systems Company (7)(12)                            yes                       N/A


(1)  "IR-MR",  means  you  are an  industry  remarketer  of  mid-range  computer
     Products. When we approve you or Products listed in the Industry Remarketer Exhibit, you are also approved for their associated Programs and peripherals listed in the Industry Remarketer, Software Remarketer and Dealer Exhibits. When we approve you to market personal computer Products, you are also approved for their associated Programs and peripherals listed in the Dealer and Software Remarketer Exhibits.
(2) "IR-PC" means you are an industry remarketer of personal computer Products. When we approve you for Products listed in the Dealer Exhibit, you are also approved for their associated Programs and peripherals listed in the Deeler, Software Remarketer and Industry Remarketer Exhibits.
(3) This approval authorizes you to market the IBM RISC System/6000 in the United States and Canada, subject to terms of the IBM RISC System/6000 North American Remarketer Attachment.
(4) Your approval to market the IBM RISC System/6000 is a prerequisite for approval to market the SP2. However, approval for the IBM RISC System/6000 does not constitute approval for you to market the SP2.
(5)  May be available from an Aggregator.
(6) May only be used, in conjunction with your value-added enhancement, as 1) peripherals to system types, 2) peripherals to Point of Sale (POS) systems, or 3) controllers for POS systems.
(7) You are approved to market these Products only if you have been approved to market a System Type as an IR-MR.
(8)  Available only from a K-12 Education Systems Integrator.
(9) Category F and J2 Products in the Industry Remarketer Exhibit are not available to IR-PC's.
(10) You are also approved for Category S1 Products.
(11) These Products are listed in IBMLink.
(12) See Section 10 "Additional Terms."

EXCLUSIONS, IF APPLICABLE:
Although included by reference in Product approval, you are not approved for these individual Products.

---------------------------   -----------------------   ------------------------
---------------------------   -----------------------   ------------------------
---------------------------   -----------------------   ------------------------

7. AUTHORIZED LOCATIONS:

   TOTAL NUMBER OF AUTHORIZED LOCATIONS LISTED IN THIS PROFILE: 1
                                                               ---

   Loc ID   Loc. Type (a)    Authorized Location (street address, city, state, ZIP code)

            IRMR             9 KANE INDUSTRIAL DRIVE
                             HUDSON, MA 01749

            MINIMUM RENEWAL CRITERIA (4)
            Product Name                                 Volumes/Revenue/Other
            4690 POS                                     N/A -- DEVELOPMENT STATUS ONLY


            MINIMUM NUMBER OF TRAINED PERSONNEL
            Product/Course Name                          Mgmt    Sales   Prog Support   Service


         Certification (2) (3)

         04 59 67 68 69 79 256 332 347
         N  N  N  N  N  N  N   N   N

(1) A location type ot "IR-MR" means an industry remarketer of mid-range computer Products, "IR-PC" means an industry remarketer of personal computer Products.

(2) As an IR-PC, the location must be certified tor you to market certain Products or (when also approved as an IBM Premier Personal Computer Servicer) to service certain Products. A "Y" means certified; an "N" (or anything other than a "Y") means not certified. As an IR-MR, certification does not apply (regardless ot whether anything is entered under the certification groups). The group to which each Product is assigned is specified in the Dealer and Sottware Remarketer Exhibits.

(3) As a K-12 Education Remarketer, you agree to notify us in writing it (at any time) any ot your locations no longer satisfies our certification requirements.

(4) If you are assigned a MRC tor the IBM RISC System/6000, your MRC includes sales made in the U.S. and Canada.

     Certification  Groups:

      04 = IBM Premier Personal Computer Servicer (a)
      59 = IBM  THINKable Products
      67 = NetWare (b) - Basic
      68 = NetWare  - Gold
      69 = NetWare  - Platinum
      79 = IBM VoiceType
     256 = K-12  Education  Products
     332 = IBM Premier Personal Computer Servicer- Fixed Fee (a) 347 = IBM PC Server System/390

(a) While certified, you may not assign Warranty Service responsibility for any Machines.
(b) Registered trademark of Novell, Inc.


Loc. ID    Loc. Type (a)    Authorized Location (street address, city, state, ZIP code)


           MINIMUM RENEWAL CRITERIA
           Product Name                            Volumes/Revenue/Other

           MINIMUM NUMBER OF TRAINED PERSONNEL
           Product/Course Name                     Mgmt     Sales    Prog Support Service



           CERTIFICATION (2)(3)
           04  59  67  68  69  79  256  332  347




Loc. ID    Loc Type (a)      Authorized Location (street address, city state, ZIP code)

           MINIMUM RENEWAL CRITERIA
           Product Name                             Volumes/Revenue/Other



           MINIMUM NUMBER OF TRAINED PERSONNEL

           Product/Course Name                      Mgmt    Sales    Prog Support Service




           CERTIFICATION (2)(3)

           04  59  67  68  69  79  256  332  347

                                  Page 6 Of 9




8. YOUR COMMITMENT, IF APPLICABLE:

   A) This section identifies by System Type (1): your Contract Period System Revenue Commitment (2); its Applicable Discount Percentage (3); and, the Minimum Revenue Attainment you are required to achieve at the mid-point of your Contract Period, in order to maintain the current discount percentage
   (4). At your request we will review your Revenue Attainment, any time during the contract period to determine if you qualify for a higher discount percentage.

   At the mid-point of your contract period, IBM will review your Revenue Attainment by System Type. If it is less than the amount specified in column
   (4), your discount percentage will be adjusted downward one level for the remainder of the contract period.


       (1)               (2)                   (3)                          (4)
   System Type       System Revenue     Applicable  Discount       Six Months'(1) Minimum
       or            Commitment         Percentage                 Revenue Attainment to
   System  Unit                                                    Maintain  Current
 (as  applicable)                                                  Discount Percentage

  IBM RISC

  System/6000 (2)        N/A                  N/A                           N/A

                                  Federal (3) Discount for:

                                  Machines   N/A      Programs   N/A

  IBM SP/2               N/A                 N/A                            N/A

  IBM AS/400:            N/A                                                N/A

    9402                                     N/A

    9404                                     N/A

    9406                                     N/A

 I/O and SW                                  N/A

 IBM Point of
 Sale Products          N/A                  N/A                           N/A


(1) 12 Months it you have a 24-month contract

(2) Your System Revenue Commitment is the aggregate of such Commitment tor the U.S. and Canada. Your Applicable Discount Percentage is based on the aggregate of your System Revenue Commitment tor the U.S. and Canada.

    The Six Month Minimum Revenue Attainment review includes the aggregate of your Attainment in the U.S. and Canada.

(3) The Products eligible for the Federal discount are identified in the Industry Remarketer Federal Discount Schedule F.

 B) This applies only to those Products listed in the Industry Remarketer Exhibit which require a quantity commitment.

    PRODUCT                    COMMITTED QUANTITY OF
    CATEGORY                   PRODUCTS BY CATEGORY

    N/A
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------
    -----------------------    ----------------------------

9. ASSIGNMENT OF WARRANTY SERVICE RESPONSIBILITY, IF APPLICABLE:
   You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Dealer Exhibit Machines.

   Type/Model      Type/Model         Type/Model        Type/Model

   -------------   ---------------    ---------------   ---------------
   -------------   ---------------    ---------------   ---------------
   -------------   ---------------    ---------------   ---------------
   -------------   ---------------    ---------------   ---------------
   -------------   ---------------    ---------------   ---------------

   Unless you are assigning to us, please specify the name of the IBM Premier Personal Computer Servicer:


-----------------------------------------------------

10. ADDITIONAL TERMS:
    The following terms apply to the IBM Printing Systems Company.

    1) END USER SUPPORT

       We  will   provide  End  User   support.   Your  End  User   satisfaction
       responsibilities are limited to the responsibilities specified below. You agree to:

         1. select Products that best meet the End User's needs;

         2. inform the End User of how to obtain ongoing support;

         3. assist us, when requested, in ensuriog End User satisfaction, and

         4. provide us within 10 days of installation of a product the following information:

             a. End User name and address;

             b. Machine type/model and serial number; installation date and location; and

             c. date of sale.

    2) DEMONSTRATION PRODUCTS

       For use as demonstration Products, we may make IBM Printing Systems Company Products available to you at lower charges.

       You agree to:

       1. use  a   demonstration   Product   primarily   in   support  of   your
          Product-marketing activities;

       2. not resell, lease, or transfer a demonstration Product for 6 months after its Date of Installation, without prior written consent; and

       3. pay an adjustment charge if you use a demonstration Product other than as described above. The charge is the difference between what you paid and the full charge for the Product.

You may not combine this offering with any other discount or allowance. We may limit the quantity of demonstration Products you acquire.

11. VALUE-ADDED ENHANCEMENT DESCRIPTIONS:

    The following is a description of each of your value-added enhancements. If we list certain Programs as your complete value-added enhancements, this section is approval for you to market those Products as your value-added enhancements to End Users.

    IBM ADVANCED  PAYMENT SYSTEM (APS) (DEVELOPMENT STATUS  ONLY)

    The implementation of Advanced Payment System (APS) for retailers to include at a minimum:

    - The IBM 4690 Advanced PaYment System

    - System design for integration with the POS System and the network implementation

    - System customization as required by the end user

    - If not the provider of the POS System, communication with and arrangement with that provider for sharing end user support

    - End user training

    - End user support

The system must be placed in productive use to meet end user business needs .

By submitting this VAE, National Transaction Network certifies they have received the appropriate IBM training on the application and that they have the skills necessary to market, install and support the Product. This VAE may be remarketed without the requirement to market IBM hardware.
********************************************************************************